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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K

                       Current Report Pursuant to Section 13 or
                         15(d) of The Securities Act of 1934



                  Date of Report (Date of earliest event reported):
                             June 12, 1998 (May 28, 1998)



                              RECYCLING INDUSTRIES, INC.
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                (Exact name of registrant as specified in its charter)



    Colorado                  0-20179                  84-1103445
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(State or other             (Commission             (I.R.S. Employer
 jurisdiction               File Number)            Identification No.)
of incorporation)



                       9780 South Meridian Boulevard, Suite 180
                              Englewood, Colorado  80112
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                 (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code:  (303) 790-7372



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            (Former name or former address, if changed since last report.)


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF FEREX CORPORATION

     On May 28, 1998, Recycling Industries, Inc. acquired all of the capital stock of Ferex Corporation ("FEREX"), headquartered in Tyler, Texas.

     Ferex is a metals recycler and auto crusher with operations in Arkansas, Oklahoma and Texas. Ferex operated 16 facilities, a scrap brokering business, six mobile auto crushing units that operate in a six state geographic region, one non-ferrous shredder and one non-ferrous wire chopper operation.

     The total aggregate purchase price for Ferex was $46,347,000, comprised of $28,936,000 in cash, 556,944 shares of the Registrant's Common Stock, $.001 par value per share having a value of $6.125 per share or $3,411,000 on May 28, 1998 and $14,000,000 of assumed liabilities. The purchase price is subject to post-closing adjustments pursuant to the Agreement and Plan of Share Exchange.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Registrant's credit facility and the issuance of $50 million of subordinated debt on May 29, 1998 (the "New Subordinated Notes"). The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the operations of Ferex.

ACQUISITION OF MCKINNEY SMELTING, INC.

     On May 29, 1998, Ferex Metals Recycling of McKinney, Inc., a wholly owned subsidiary of Recycling Industries, Inc., completed the acquisition of substantially all of the assets of McKinney Smelting, Inc., with operations in the McKinney, Texas area.

     The assets acquired from McKinney consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals.

          The total purchase price for McKinney was $2,940,000 and was funded, in part, from the proceeds of the Registrant's credit facility and the New Subordinated Notes. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the operations of McKinney.

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Financial Statements for the businesses acquired as described in item 2 above will be filed by amendment to this Form 8-K.

(b)  PRO-FORMA FINANCIAL INFORMATION.

          Pro-Forma financial information reflecting the effect of the businesses acquired as described in Item 2, above, will be filed by amendment to this Form 8-K.

(c)    EXHIBITS

     Exhibit
     Number         Description
     -------        -----------
     2.1            Agreement and Plan of Share Exchange dated May 27, 1998, by and among Recycling Industries, Inc., a Colorado
                    corporation, Ferex Corporation, a Texas Corporation, and its
                    Control Shareholders.*

     2.2            Asset Purchase Agreement dated April 15, 1998, by and among
                    McKinney Smelting, Inc., a Texas corporation, Benjamin L.
                    Smith and Ferex Metals Recycling of McKinney, Inc., a Texas corporation.*

* These exhibits have been filed without exhibits, schedules or attachments. Upon request, the Registrant will furnish supplementary to the Commission any of the omitted exhibits, schedules or attachments.


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                                     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RECYCLING INDUSTRIES, INC.



Dated:  June 12, 1998         By    /s/ Thomas J. Wiens
                                 -------------------------------
                                 Thomas J. Wiens, Chairman & CEO